UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2008 (June 9, 2008)

LOEWS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 1-6541

Delaware	13-2646102
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

667 Madison Avenue, New York, NY 10065-8087

(Address of principal executive offices, including zip code)

(212) 521-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 10, 2008, Loews Corporation (“Loews”) announced that it distributed 108,478,429 shares of common stock of Lorillard, Inc. (“Lorillard”) in exchange for and in redemption of all 108,478,429 outstanding shares of Loews’s Carolina Group stock as of 9:00 a.m. New York City time on such date, as described in the final Information Statement filed by Lorillard with the Securities and Exchange Commission (the “SEC”) as part of Registration Statement No. 333-149051 (the “Registration Statement”) pursuant to Rule 424 under the Securities Act of 1933 (the “Securities Act”).

On June 10, 2008, Loews also announced the preliminary results of its offer to exchange 0.70 of a share of Lorillard common stock owned by Loews for each outstanding share of Loews common stock, up to an aggregate of 93,492,857 shares of Loews common stock (the “Exchange Offer”), which expired at 12:00 midnight New York City time on June 9, 2008. Based on a preliminary count by Loews’s exchange agent, Mellon Investor Services LLC, a total of 173,449,763 shares of Loews common stock were tendered for exchange and not withdrawn prior to the expiration of the Exchange Offer, including 76,032,420 shares tendered by guaranteed delivery procedures. Because the Exchange Offer was oversubscribed, Loews will be able to accept only a portion of the number of shares of Loews common stock that were tendered, which it will do on a pro rata basis in proportion to the number of shares tendered. Based on the preliminary results, and assuming all shares tendered by notice of guaranteed delivery are delivered under the terms of the Exchange Offer, Loews will accept approximately 53.5% of the tendered shares of Loews common stock (other than those tendered pursuant to the odd-lot proration exemption). Loews expects to announce the final results of the Exchange Offer, including the final proration factor, on or before June 16, 2008. Pursuant to the terms of the Exchange Offer, Loews intends to distribute 65,445,000 shares of Lorillard common stock on June 16, 2008, and to hold zero shares of Lorillard common stock thereafter.

A copy of the press release relating to the above announcements is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the redemption of all 108,478,429 outstanding shares of Carolina Group stock by Loews as of 9:00 a.m. New York City time on June 10, 2008 for 108,478,429 shares of common stock of Lorillard, as described in the final Information Statement filed by Lorillard as part of the Registration Statement pursuant to Rule 424 under the Securities Act, there are zero shares outstanding of Carolina Group stock. Accordingly, on June 10, 2008, Loews filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) on Form 25 to delist the Carolina Group stock from the New York Stock Exchange (“NYSE”) and deregister the Carolina Group stock under the Exchange Act. Ten days after Loews’s filing of Form 25, the Carolina Group stock will no longer be listed on NYSE. Promptly following such delisting, Loews intends to file with the SEC a Certification on Form 15 under the Exchange Act, requesting that the Carolina Group stock be deregistered under the Exchange Act and that Loews’s reporting obligations with respect to Carolina Group stock under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The final Offer to Exchange filed by Lorillard as part of the Registration Statement pursuant to Rule 424 under the Securities Act, which was incorporated by reference into Loews’s Form 8-K filed on May 12, 2008 as Exhibit 99.2, includes pro forma consolidated financial information of Loews under the caption “Loews Corporation and Subsidiaries Pro Forma Consolidated Financial Information” beginning on p. F-47 that reflects the separation of Lorillard from Loews (the “Pro Forma Information”). The Pro Forma Information is incorporated by reference into this Item 9.01.

(d)	Exhibits.

Exhibit Reference No.	Exhibit Description
99.1	Loews Corporation press release, issued June 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loews Corporation
(Registrant)

Dated: June 10, 2008	By:	/s/ Gary W. Garson
Gary W. Garson Senior Vice President, General Counsel and Secretary